UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2009-2

(Issuing Entity)

Delaware	333-157910-02	38-6880781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware		19890-1605
(Address of principal executive offices)		(Zip Code)

(302) 636-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On July 14, 2009, Harley-Davidson Motorcycle Trust 2009-2 (the “Trust”) issued $150,000,000 of 0.71800% Class A-1 Motorcycle Contract Backed Notes (the “Class A-1 Notes”), $210,000,000 of 2.00% Class A-2 Motorcycle Contract Backed Notes (the “Class A-2 Notes”), $260,000,000 of 2.62% Class A-3 Motorcycle Contract Backed Notes (the “Class A-3 Notes”) and $80,000,000 of 3.32% Class A-4 Motorcycle Contract Backed Notes (the “Class A-4 Notes”).  The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes were offered and sold pursuant to the Prospectus dated July 1, 2009 and Prospectus Supplement dated July 7, 2009 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-157910.

Final copies of the agreements listed below as exhibits to this Current Report on Form 8-K are being filed to satisfy certain undertakings to file copies of certain agreements executed in connection with the issuance of the above-described notes.

Item 9.01.                                          Financial Statements and Exhibits

(a)       Financial Statements:  None

(b)       Pro Forma Financial Information:  None

(c)       Not applicable

(d)       Exhibits:

Exhibit No.	Document
4.1	Trust Agreement dated as of June 15, 2009 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of July 1, 2009 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of July 1, 2009 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of July 1, 2009 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of July 1, 2009 among the Trust, HDCC, CFC and the Indenture Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

	By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

July 15, 2009

EXHIBIT INDEX

Exhibit No.	Document
4.1	Trust Agreement dated as of June 15, 2009 between Harley-Davidson Customer Funding Corp. (“CFC”) and Wilmington Trust Company
4.2	Indenture dated as of July 1, 2009 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
10.1	Transfer and Sale Agreement dated as of July 1, 2009 between Harley-Davidson Credit Corp. (“HDCC”) and CFC
10.2	Sale and Servicing Agreement dated as of July 1, 2009 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement dated as of July 1, 2009 among the Trust, HDCC, CFC and the Indenture Trustee